Note 10 - Subsequent Events	6 Months Ended
Jun. 30, 2023
Notes to Financial Statements
Subsequent Events [Text Block]

10. Subsequent Events

The following events occurred after June 30, 2023:

a)	During July, August and September 2023, the Company under its share repurchase program, repurchased 43,424 shares of common stock for an amount, net of expenses paid, of $0.62 million.

b)

On July 12, 2023, Molyvos Shipping Ltd., Santa Cruz Shipping Ltd and Blessed Luck Shipowners Ltd. (the “Borrowers”) entered into a supplemental agreement with Piraeus Bank S.A (the “Lender”) according to which the Lender reduces the margin applicable to a part of the loan equivalent to the aggregate of deposits held in an account held by the Borrowers with the Lender and pledged in favor of the Lender (the “Pledged Deposit Amount”). In respect of the outstanding loan less an amount equivalent to the Pledged Deposit Amount, the applicable margin remains 2.25% per annum; and in respect of the part of the loan equivalent to the Pledged Deposit Amount, the applicable Margin becomes 0.90% per annum.

c)

On September 8, 2023, the Company agreed to acquire three Ultramax bulkers, M/V Giants Causeway, a 63,197 dwt drybulk vessel built in 2015, M/V Sadlers Wells, a 63,153 dwt drybulk vessel built in 2015 and M/V Galileo, a 63,177 dwt drybulk vessel built in 2014, for a total price of about $65 million. The vessels are expected to be delivered to the Company during October and November 2023. The acquisitions are expected to be financed with the Company’s own funds and bank debt to be arranged.